WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED OCTOBER 18, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED AUGUST 30, 2013, OF

WESTERN ASSET MACRO OPPORTUNITIES FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 30, 2013, as supplemented on October 18, 2013, and as may be amended or further supplemented and the fund’s statement of additional information, dated August 30, 2013, are incorporated by reference into this Summary Prospectus.

The language in the section titled “Performance” in the fund’s Summary Prospectus and in the fund’s Prospectus is supplemented by the following language:

The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The language in the section titled “Portfolio holdings” in the fund’s Prospectus is replaced with the following language:

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 30 calendar days following the quarter-end.

The language in the 3rd paragraph on page 39 in the fund’s Statement of Additional Information is replaced with the following language:

The Fund intends to disclose its complete portfolio holdings 30 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the Fund).

Please retain this supplement for future reference.

WASX015969